UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being provided by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is furnished or filed by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not furnished or filed by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 7.01	Regulation FD Disclosure

Representatives of Great Plains Energy will participate in meetings with investors throughout the month of June, beginning June 19, 2012.  A copy of the investor handout to be used in such meetings is attached as Exhibit 99.1 hereto.  The investor handout contains information regarding KCP&L.  Accordingly, information in the investor handout relating to KCP&L is also being furnished on behalf of KCP&L.

The information under this Item 7.01 and in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section.  The information under this Item 7.01 and Exhibit 99.1 hereto shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 8.01        Other Events

On June 15, 2012, Great Plains Energy settled the obligations under the purchase contracts underlying its 5,747,720 outstanding Equity Units by issuing approximately 17.1 million shares of its common stock, no par value, in exchange for $287,386,000, which had been raised through the remarketing of the debt securities underlying the Equity Units completed on March 22, 2012.  In March 2012, Great Plains Energy issued 6,784 shares of its common stock in exchange for $114,000 to settle the obligations under the purchase contracts underlying 2,280 Equity Units that settled early.  The settlement on June 15, 2012 satisfies Great Plains Energy’s obligations on the Equity Units.  The New York Stock Exchange will delist the Equity Units from trading on the exchange and the Equity Units will be deregistered under the Securities Exchange Act of 1934, as amended.

Item 9.01	Exhibits

(d) Exhibits

99.1	Investor presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Kevin E. Bryant
Kevin E. Bryant
Vice President – Investor Relations and Treasurer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Kevin E. Bryant
Kevin E. Bryant
Vice President – Investor Relations and Treasurer

Date: June 15, 2012